Exhibit 10.15.3

SECOND Amendment

to

SECOND AMENDED AND RESTATED Loan and security agreement

This Second Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 27th day of December, 2021 by and between SILICON VALLEY BANK (“Bank”) and ASPEN AEROGELS, INC., a Delaware corporation (“Borrower”) whose address is 30 Forbes Road, Building B, Northborough, Massachusetts 01532.

Recitals

A.Bank and Borrower have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of March 12, 2021 and a First Amendment to Second Amended and Restated Loan and Security Agreement dated September 29, 2021 (as the same may from time to time be further amended, restated, amended and restated, modified and/or supplemented, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 6.9 (Financial Covenants).  Clause (a) of Section 6.9 is deleted in its entirety and replaced with the following:

“(a)EBITDA. Borrower shall achieve, measured as of the end of each fiscal quarter during the following periods, EBITDA of at least (loss not worse than) the following for the following periods:

Period	Minimum EBITDA (maximum loss)

Trailing twelve (12) month period ending December 31, 2021	($25,000,000)

For the quarterly periods ending after December 31, 2021, the minimum EBITDA financial covenant thresholds shall be determined by Bank in its sole discretion on or before February 28,

2022 based on the Board-approved projections delivered to Bank pursuant to Section 6.2(f) hereof; provided further, that failure to timely deliver such Board-approved projections in accordance with Section 6.2(f) shall result in an immediate Event of Default for which no cure or grace period shall apply.”

2.2Exhibit B (Compliance Certificate).  The Compliance Certificate attached to the Loan Agreement as Exhibit B is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Consent.  Bank hereby consents to Borrower’s maintainance of Inventory in a certain Malaysia free trade zone warehouse that is not subject to a bailee agreement in favor of Bank; provided that such consent is conditioned upon the value Borrower’s assets at such location not exceeding $500,000 at any time.  Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this section or anywhere in this Amendment shall be deemed or otherwise construed as a consent or waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise. Bank’s consent is limited to such Malaysia free trade zone warehouse.

5.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

2

5.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of March 12, 2021, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate as updated by Annex 1,  have not changed, as of the date hereof.

7.No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

8. Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.Fees and Expenses.  Borrower agrees to promptly pay Bank, upon receipt of an invoice, Bank’s legal fees and expenses incurred in connection with this Amendment.

11.Effectiveness.  As a condition precedent to the effectiveness of this Amendment and the Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following documents prior to or concurrently with this Amendment, each in form and substance reasonably satisfactory to Bank:

11.1this Amendment duly executed on behalf of Borrower;

11.2long form good standing certificates of Borrower and Guarantor, certified by their respective jurisdictions of formation, dated as of a date no earlier than thirty (30) days prior to the date hereof;

11.3the Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by Guarantor; and

11.4such other documents as Bank may reasonably request.

12.Post-Closing Requirement.  NONE

[Signature page follows.]

3

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
SILICON VALLEY BANK By: /s/Jon Wolter Name: Jon Wolter Title: Managing Director	ASPEN AEROGELS, INC. By: /s/ John F. Fairbanks Name: John Fairbanks Title: Chief Financial Officer

Schedule 1

ACKNOWLEDGMENT OF AMENDMENT
AND REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

Section 1.Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the First Amendment to Second Amended and Restated Loan and Security Agreement dated as of the date hereof (“the “Amendment”).

Section 2.Guarantor hereby consents to the Amendment and agrees that the Guaranty and Guarantor Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instruction delivered in connection herewith.

Section 3.Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of December 27, 2021

[Signature Page Follows]

GUARANTOR:	ASPEN AEROGELS RHODE ISLAND, LLC

By: /s/John F. Fairbanks

Name: John Fairbanks

Title: Chief Financial Officer

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:SILICON VALLEY BANKDate:
FROM:  ASPEN AEROGELS, INC.

The undersigned authorized officer of Aspen Aerogels, Inc. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as amended and in effect, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Quarterly financial statements with Compliance Certificate	Quarterly within 45 days	Yes No
Annual financial statement (CPA Audited)	FYE within 150 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, and Deferred Revenue reports	Monthly within 20 days	Yes No
Borrowing Base Reports	15th and last Business Day of each month (monthly within 20 days when a Streamline Period is in effect) and with each request for a Credit Extension;	Yes No
Projections	FYE within 30 days	Yes No

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum EBITDA	*	$	Yes No
Minimum Adjusted Quick Ratio	1.20 to 1.00	to 1.00	Yes No

*See Section 6.9

Performance Pricing		Applies

Adjusted Quick Ratio at least 1.50:1.00	Prime + 0.75% (Eligible Accounts) or Prime + 1.25% (Eligible Foreign Accounts);	Yes No
Adjusted Quick Ratio less than 1.50:1.00	Prime + 1.50% (Eligible Accounts); Prime + 2.00% (Eligible Foreign Accounts)	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

ASPEN AEROGELS, INC. By: Name: Title:

BANK USE ONLY

Received by: _____________________
authorized signer

Date: _________________________

Verified: ________________________
authorized signer

Date: _________________________

Compliance Status:Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.EBITDA (Section 6.9(a))

Required:	Borrower shall achieve, measured as of the end of each fiscal quarter during the following periods, EBITDA of at least (loss not worse than) the following for the following periods:

Period	Minimum EBITDA (maximum loss)

Trailing twelve (12) month period ending December 31, 2021	($25,000,000)

For the quarterly periods ending after December 31, 2021, the minimum EBITDA financial covenant thresholds shall be determined by Bank in its sole discretion on or before February 28, 2022 based on the Board-approved projections delivered to Bank pursuant to Section 6.2(f) hereof; provided further, that failure to timely deliver such Board-approved projections in accordance with Section 6.2(f) shall result in an immediate Event of Default for which no cure or grace period shall apply.

Actual:

A.	Net Income	$
B.	To the extent included in the determination of Net Income
	1.The provision for income taxes	$
	2.Depreciation expense	$
	3.Amortization expense	$
	4.Net Interest Expense	$
	5.Non-cash stock compensation expense	$
	6. One-time non-recurring expenses approved by the Bank in its sole discretion	$
	7.The sum of lines 1 through 6	$
C.	EBITDA (line I.A plus line I.B.7)

Is line I.C equal to or greater than $___________?

  No, not in compliance  Yes, in compliance

II.Adjusted Quick Ratio (Section 6.9(b))

Required:Borrower shall maintain at all times, to be tested as of the last day of each month,

an Adjusted Quick Ratio of at least 1.20 to 1.00.

Actual:

A.	Unrestricted cash maintained with Bank	$
B.	Accounts receivable net of allowance for doubtful accounts	$
C.	Quick Assets (line II.A. plus line II.B.)	$
D.	All Obligations and liabilities of Borrower owed to Bank	$
E.	Without duplication of line II.D., the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year	$
F.	Current Liabilities (line II.D. plus line II.E.)	$
G.	Current portion of Deferred Revenue	$
H.	Current portion of the PPP Forgivable Amount	$
I.	Current portion of any Pre-Payment Balance or any other prepayment amount under the Supply Agreement	$
J.	Dollar Equivalent amount of all outstanding Letters of Credit	$
K.	Amount of any Pre-Payment Balance or any other prepayment amount due to BASF following a BASF Request	$
L.	Line II.F minus line II.G minus II.H minus line II.I minus line II.J plus line II.K	$
M.	Adjusted Quick Ratio (line II.C divided by line II.L)	:1.00

Is line M equal to or greater than 1.20:1:00?

  No, not in compliance  Yes, in compliance

Annex 1

Section 2 of the Perfection Certificate is hereby updated to refer to the following filed reports:

Public Disclosures By Borrower Since March 2021

Date	Filing Type

March 15, 2021	S-3
March 23, 2021	Press Release – Water Tower Fireside Chat Series
April 7, 2021	Press Release – Q1 2021 Earnings Release and Conference Call Date
April 19, 2021	DEFA 14A
April 23, 2021	Effectiveness Order
April 29, 2021	8-K - Press Release Q1 2021 Financial Results
April 29, 2021	Press Release – Q1 2021 Financial Results
May 4, 2021	10-Q (Q1 2021)
May 6, 2021	Press Release – Italian Building Materials Lawsuit
May 6, 2021	8-K – Press Release Patent Infringement Action
May 17, 2021	Press Release – Water Tower Fireside Chat Series
May 18, 2021	Press Release – Needham Technology & Media Conference
June 1, 2021	8-K – Annual Meeting Voting Results
June 1, 2021	Press Release – Fireside Chat at Cowen Technology
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 8, 2021	Press Release - Water Tower Fireside Chat Series
June 29, 2021	Press Release$75 Million Private Placement with Koch Strategic Platforms
June 30, 2021	8-K – Securities Purchase Agreement
July 1, 2021	D – Small Company Offereing and Sale of Securities Without Registration
July 1, 2021	Form 4 – Employee Director Stock Award
July 8, 2021	Press Release – Q2 2021 Earnings Release and Conference Call Date
July 29, 2021	8-K – Press Release Q1 2021 Financial Results
July 29, 2021	Press Release – Q2 2021 Financial Results
August 4, 2021	Form 4 – Whitaker exercise/sale
August 4, 2021	Form 4 – Landes sale
August 4, 2021	10-Q (Q2 2021)
August 5, 2021	Fireside Chat at Canaccord Genuity 41st Annual Growth Conference
August 27, 2021	Form 4 – Conte exercise/sale
September 1, 2021	Fireside Chat at Cowen 14th Annual Global Transportation & Sustainable Mobility Conference
September 10, 2021	S-3
September 20, 2021	Effectiveness Order
September 24, 2021	424B3 - Prospectus

October 1, 2021	Current report filing
October 28, 2021	Current report filing
November 3, 2021	Form 4 – Young sale
November 4, 2021	8-K - Press Release Q3 2021 Financial Results
November 10, 2021	Form 4 – Whitaker exercise/sale
November 29, 2021	Form 4 – Gervis exercise
December 1, 2021	Form 4 – Conte exercise/sale